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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2002


                                 US UNWIRED INC.
             (Exact name of registrant as specified in its charter)




          Louisiana                      000-22003               72-1457316
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)




          901 Lakeshore Drive
        Lake Charles, Louisiana                                      70601
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(Address of principal executive offices)                           (Zip Code)



                                 (337) 436-9000
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              (Registrant's telephone number, including area code)



                                 Not applicable.
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     US Unwired Inc. is filing this Current Report on Form 8-K to file as
Exhibit 99.1 its press release dated November 14, 2002 releasing its third quarter 2002 operating results.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          The following exhibits are filed with this report:

      Exhibit No.         Description
      -----------         -----------
                99.1    Press Release of US Unwired Inc. dated November 14, 2002

          99.2    Section 906 certification of Chief Executive Officer

          99.3    Section 906 certification of Chief Financial Officer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   US UNWIRED INC.
                                  (Registrant)

Date:  November 15, 2002           By: /s/ Jerry E. Vaughn
                                       -----------------------------------------
                                       Jerry E. Vaughn
                                       Chief Financial Officer


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                               INDEX TO EXHIBITS

Exhibit No.              Description
-----------              -----------

    99.1         Press Release of US Unwired Inc. dated November 14, 2002

    99.2         Section 906 certification of Chief Executive Officer

    99.3         Section 906 certification of Chief Financial Officer